SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 26, 1996


                          CENTENNIAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       1-12912                                           04-2978400
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(Commission File Number)                    (I.R.S. Employer Identification No.)


37 Manning Road, Billerica, Massachusetts                          01821
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (508) 670-0646
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other protions of its Form 8-K dated October 17, 1996, as set forth in the pages attached hereto:

     1. Item 2 - Acquisition of Assets - Deleted in its entirety. The provision formerly contained in this section is now presented under the heading Item 5, Other Assets. The revised rules and regulations of the Securities and Exchange Commission effective November 18, 1996, provide that within-described acquisition no longer be reported under Item 2 - Acquisition of Assets.

     2. Item 5 - Other Events - Amended to provide a description of the transaction formerly reported under the heading Item 2 - Acquisition of Assets.

     3. Item 7 - Financial Statements and Exhibits - Amended to provide that the Registrant is not required to provide financial statements or pro forma financial information as an exhibit to this report.


                                TABLE OF CONTENTS

                                    FORM 8-K/A

                                November 26, 1996


Item                                                                  Page
----                                                                  ----

ITEM 5.           OTHER EVENTS                                          1

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS                     1

SIGNATURE                                                               2

EXHIBITS                                                              None



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ITEM 5.           OTHER EVENTS

         On October 2, 1996, Centennial Technologies, Inc. (the "Company") purchased Three Hundred Eighty (380) shares of Common Stock (the "Infos Shares") of Infos International, Inc., a Delaware corporation ("Infos USA"), from Infos International, S. A., a Luxembourg corporation and the parent company of Infos USA ("Infos LUX"), pursuant to an Investment and Stockholders Agreement by and among the Company, Infos USA and Infos LUX, dated August 30, 1996. As a result, the Company currently has a thirty-eight percent (38%) interest in Infos USA.

         The consideration tendered to Infos LUX in exchange for the Infos Shares was $2,000,000 in cash and 115,004 shares of Common Stock of the Company. The Company also made a capital investment of $895,000 in Infos USA. The amount of consideration exchanged was determined by negotiations between the Company and Infos LUX. The Company used a portion of the proceeds received from its subsequent public offering completed in March 1996 to finance this transaction.

         Infos USA is the parent company of Infos Italia S.r.l., an Italian corporation, Infos Espana, S.A., a Spanish Corporation, Sofni-Sistemas Portateis de Informacao, LDA, a Portuguese corporation, Infos Limited, a British corporation, and Infos GmbH, a German corporation (collectively be referred to as the "Subsidiaries"). Infos USA, through the Subsidiaries, is a supplier of intelligent hand-held data collection equipment for route accounting, shop floor data collection and field sales organizations.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS



a.       None.

b.       None.

c.       Exhibits.

         Exhibit
            No.                                      Title

            2* Investment and Stockholders Agreement by and among the Centennial Technologies, Inc., Infos International, Inc. and Infos International, S. A. dated August 30, 1996.

            * Previously filed with the Commission on October 17, 1996.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTENNIAL TECHNOLOGIES, INC.



Dated: November 26, 1996                          By:/s/ Emanuel Pinez
                                                    ---------------------------
                                                    Emanuel Pinez
                                                    Chief Executive Officer


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